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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2000


                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1,
                       the SLM Student Loan Trust 1998-2,
                       the SLM Student Loan Trust 1999-1,
                       the SLM Student Loan Trust 1999-2,
                       the SLM Student Loan Trust 1999-3,
                       the SLM Student Loan Trust 2000-1,
                     and the SLM Student Loan Trust 2000-2)

Delaware             33-95474/333-2502/333-24949/333-44465/  23-2815650
--------             --------------------------------------  ----------
(State or other                     333-30932                (I.R.S. employer
Jurisdiction of                     ---------                Identification No.)
Incorporation)                  (Commission File
                                     Numbers)

                              7773 Twin Creek Drive
                              Killeen, Texas 76543
                           --------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500

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Item 5.     Other Events

            On March 15 or March 16, 2000, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated March 15, 2000, and
(b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated March 16, 2000, each by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), and Merrill Lynch, Pierce Fenner & Smith Incorporated and Salomon Smith Barney on behalf of the Underwriters named in Schedule I to each of the Pricing Agreements (the "Underwriters").

            On March 1 or March 28, 2000, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 28, 2000, by and among SLM Funding, Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of March 1, 2000, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as Interim Eligible Lender Trustee; (c) the Trust Agreement, dated as of March 1, 2000, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee");
(d) the Indenture, dated as of March 1, 2000 (the "Indenture"), by and among the SLM Student Loan Trust 2000-2 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of March 28, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the Administration Agreement Supplement, dated as of March 28, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee and (g) the Servicing Agreement, dated as of March 28, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.


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Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

            (c) Exhibits

                  1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated March 15, 2000, by and among SLM Funding, Sallie Mae and the Underwriters.

                  1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated March 16, 2000, by and among SLM Funding, Sallie Mae and the Underwriters.

                  4.1 Interim Trust Agreement, dated as of March 1, 2000, by and between SLM Funding and the Interim Eligible Lender Trustee.

                  4.2 Trust Agreement, dated as of March 1, 2000, by and between SLM Funding and the Eligible Lender Trustee.

                  4.3 Indenture, dated as of March 1, 2000, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                  99.1 Purchase Agreement, dated as of March 28, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

                  99.2 Sale Agreement, dated as of March 28, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

                  99.3 Administration Agreement Supplement, dated as of March 28, 2000, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

                  99.4 Servicing Agreement, dated as of March 28, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2000

                                          SLM FUNDING CORPORATION


                                          By:  /s/ William M. E. Rachal, Jr.
                                               -----------------------------
                                          Name:  William M. E. Rachal, Jr.
                                          Title: Treasurer and Controller


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                                INDEX TO EXHIBIT

                                                                    Sequentially
         Exhibit                                                    Numbered
         Number         Exhibit                                     Page
         ------         -------                                     ----

            1.1         Pricing Agreement relating to
                        Student-Loan Backed Notes, dated March
                        15, 2000, by and among SLM Funding,
                        Sallie Mae and the Underwriter.

            1.2         Pricing Agreement relating to
                        Student-Loan Backed Certificates, dated
                        March 16, 2000, by and among SLM Funding,
                        Sallie Mae and the Underwriter.

            4.1         Interim Trust Agreement, dated as of
                        March 1, 2000, by and between SLM Funding and the Eligible Lender Trustee.

            4.2         Trust Agreement, dated as of March 1,
                        2000, by and between SLM Funding and the Eligible Lender Trustee.

            4.3 Indenture, dated as of March 1, 2000, by and among the Trust, the Eligible Lender
                        Trustee and the Indenture Trustee.

            99.1        Purchase Agreement, dated as of March 28,
                        2000, by and among SLM Funding, the
                        Interim Eligible Lender Trustee and
                        Sallie Mae.

            99.2        Sale Agreement, dated as of March 28,
                        2000, by and among SLM Funding, the
                        Interim Eligible Lender Trustee and
                        Sallie Mae.

            99.3 Administration Agreement Supplement, dated as of March 28, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee.

            99.4 Servicing Agreement, dated as of March 28, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.


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